[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

[graphic omitted]

MFS(R) STRATEGIC INCOME FUND
ANNUAL REPORT o OCTOBER 31, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 39
Trustees and Officers ..................................................... 41

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75\t/\h/ anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of October 31, 1998, MFS manages nearly $87 billion, and the firm's 2,000 people serve
3.8 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements to the success of MIT did not exist before our founders invented it in 1924. That is liquidity. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately and the money may be exchanged into another MFS fund or that you may add other MFS funds to your portfolio as your investment needs change. If you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes nearly 40 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

November 16, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
     James T. Swanson

For the 12 months ended October 31, 1998, Class A shares of the Fund returned -2.21%, Class B and Class C shares -2.84%, and Class I shares -2.00%. These returns include the reinvestment of distributions but exclude the effects of any sales charges. For the same period, the Lehman Brothers Government/Corporate Bond Index, an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt, returned 10.33%. The Salomon Brothers World Government Bond Index, an unmanaged index of government bonds with remaining maturities of at least five years, returned 12.58% for the period, and the Credit Suisse First Boston High Yield Index, an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market, returned -2.49%.

Q. WHAT HAVE BEEN SOME OF THE CRITICAL FACTORS AFFECTING THE FUND IN THE PAST YEAR?

A. Most multisector bond funds, including this one, have had a difficult 12 months. Macroeconomic events such as Russia's default on its debt, currency problems in Brazil, and continuing bad economic news from Japan, the world's second-largest economy, caused capital flight from all of the higher-yielding asset classes toward high-quality U.S. Treasury securities. These events had a negative impact on the Fund's performance. We adjusted the portfolio mid-year to reduce our emerging market exposure to about 15% of assets, and we reduced our high-yield exposure by 10%. We have since selectively added to our emerging market position, as some members of this asset class have begun to show renewed strength. We also increased our U.S. government exposure and boosted our cash reserves. At the same time, we meticulously combed the portfolio for securities that might have undue credit risk. While we didn't find many of these, we replaced the ones we did find with securities that offered less risk.

Q.  HOW ARE THE FUND'S ASSETS CURRENTLY ALLOCATED?

A. The Fund is currently allocated approximately 40% in high-yield corporate bonds, 21% U.S. government securities (which includes U.S. Treasury, U.S. agency, and mortgage-backed securities), 11% high-grade corporate bonds, 21% emerging market debt, and 4% cash. Convertible equities and preferred stocks compose the balance of portfolio assets.

Q. PLEASE DISCUSS A SPECIFIC INVESTMENT THAT PERFORMED WELL FOR THE FUND DESPITE THE VOLATILITY OF THE PAST 12 MONTHS.

A. One of our strongest performers was Jacor Communications, a broadcast communications company. Jacor was bought out by Clear Channel
   Communications and, as a result, its bonds benefited from a strong credit-rating upgrade and a subsequent boost in value.

Q. WHAT HAS BEEN THE IMPACT ON THE FUND OF THE FEDERAL RESERVE BOARD'S (THE FED'S) DECISION TO LOWER INTEREST RATES?

A. The Fed's moves show that it clearly feels that economic risk now lies in the potential for slow growth, recession, and deflation. No longer is inflation a serious concern. Each rate reduction by both the Fed and foreign central banks adds liquidity to the world economy, which is a positive signal for the U.S. domestic economy. We think there could be additional rate cuts in the future.

Q. HOW WILL THE RECENT TURMOIL IN GLOBAL MARKETS AND THE VOLATILITY IN U.S. EQUITIES IMPACT THE WAY YOU MANAGE THE FUND?

A. More turmoil in the equities market would likely produce some good bargains in the high-yield sector. We believe investors have oversold high-yield securities recently, though this does not necessarily point to a quick recovery in that sector. If this scenario plays out, however, we would add slowly to our holdings in this asset class.

Q. OVERALL, HOW WOULD YOU DESCRIBE THE CURRENT ENVIRONMENT FOR FIXED-INCOME INVESTING?

A. The overall climate is very good. One of the benefits of owning bonds, especially in a volatile market, is diversification. In times of economic stress, bonds tend to behave in a manner opposite that of stocks, so investors who have diversified their portfolios with bond investments can benefit when the equity markets get choppy. Also, there is a worldwide shortage of yield. Interest rates are falling in Europe, Asia, and the United States, so people are looking for ways to replace savings at whatever yields they can find, and frequently they turn to bonds for that. In addition, U.S. government securities Treasury issuance is falling. This reduction in supply should help that asset class support higher prices. Also, the aging populations in the United States, Asia, and Europe are creating added demand for fixed-income investments. Finally, the lack of inflation worldwide benefits bond holders as interest rates decline and bond values rise.

Q. MFS WILL CELEBRATE ITS 75TH ANNIVERSARY IN 1999. WHAT DOES THIS LONGEVITY MEAN TO YOU AS A FUND MANAGER, AND WHAT HAS IT BROUGHT TO THE FIXED INCOME DEPARTMENT?

A. Our bond funds were created in the latter half of this century and were built on the same principles that MFS used to build its equity funds:
   Original Research(SM), company and fundamental focus, and long-term value. When you consider that our first equity fund, Massachusetts Investors Trust, was also the nation's first mutual fund and that it has never missed a quarterly dividend payment through wars, depressions, recessions, oil crises, political turmoil, and social upheaval, that gives us a very high bar of achievement to match. But that's exactly what we're aiming for. We'd like to see our fixed-income funds continue the strong tradition of stability and long-term value that has been the hallmark of MFS' track record.

   /s/ James T. Swanson
       James T. Swanson
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JAMES T. SWANSON IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) GLOBAL ASSET ALLOCATION FUND, MFS(R) STRATEGIC INCOME FUND, MFS(R) GLOBAL GOVERNMENTS FUND, MFS(R) MERIDIAN(SM) CHARTER INCOME FUND, MFS(R) MERIDIAN(SM) GLOBAL GOVERNMENTS FUND, MFS(R) AMERICAN(SM) CHARTER INCOME FUND, MFS(R) INSTITUTIONAL CORE FIXED INCOME FUND, THE WORLD ASSET ALLOCATION(SM) SERIES AND THE WORLD GOVERNMENTS SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED-END FUNDS -- MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT -- INVESTMENTS AND WAS NAMED SENIOR VICE PRESIDENT IN 1989.

   HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS HIGH CURRENT INCOME BY INVESTING IN FIXED-INCOME
                          SECURITIES. PLUS, THE FUND SEEKS OPPORTUNITIES TO
                          REALIZE CAPITAL APPRECIATION WHILE MAINTAINING A HIGH
                          LEVEL OF CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 29, 1987

  CLASS INCEPTION:        CLASS A  OCTOBER 29, 1987
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  SEPTEMBER 1, 1994
                          CLASS I  JANUARY 8, 1997

  SIZE:                   $271.6 MILLION NET ASSETS AS OF OCTOBER 31, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 5-year period ended October 31, 1998)

                                 Salomon      Credit     Lehman
                                 Brothers     Suisse     Brothers
            MFS        S & P      World       First     Government/   Consumer
         Strategic      500     Government    Boston    Corporate      Price
        Income Fund  Composite     Bond     High Yield     Bond        Index
         - Class A    Index        Index       Index       Index    Index - U.S.
-------------------------------------------------------------------------------
10/93    $ 9,521     $10,000     $10,000     $10,000     $10,000     $10,000
10/94      9,220      10,387      10,360      10,165       9,536      10,261
10/95     10,604      13,133      11,934      11,714      11,077      10,549
10/96     11,709      16,297      12,576      12,941      11,674      10,865
10/97     12,926      21,531      12,905      14,849      12,702      11,091
10/98     12,693      26,265      14,524      14,479      14,011      11,242

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended October 31, 1998)

                                 Salomon      Credit     Lehman
                                 Brothers     Suisse     Brothers
            MFS        S & P      World       First     Government/   Consumer
         Strategic      500     Government    Boston    Corporate      Price
        Income Fund  Composite     Bond     High Yield     Bond        Index
         - Class A    Index        Index       Index       Index    Index - U.S.
-------------------------------------------------------------------------------
10/88    $ 9,524     $10,000     $10,000     $10,000     $10,000     $10,000
10/90      9,918      11,694      11,437       9,248      11,831      11,107
10/92     13,386      17,166      14,499      15,486      15,085      11,797
10/94     14,565      20,494      16,825      18,739      16,346      12,438
10/96     18,496      32,156      20,425      23,857      20,011      13,170
10/98     20,051      51,825      23,588      26,693      24,017      13,627

AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1998

CLASS A


                                1 Year    3 Years    5 Years      10 Years/Life
-------------------------------------------------------------------------------
Average Annual Total Return     -2.21%     +6.03%     +5.83%          +7.68%
-------------------------------------------------------------------------------
SEC Results                     -6.86%     +4.32%     +4.81%          +7.16%
-------------------------------------------------------------------------------

CLASS B

                                1 Year    3 Years    5 Years      10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return     -2.84%     +5.32%     +5.09%          +7.29%
--------------------------------------------------------------------------------
SEC Results                     -6.40%     +4.50%     +4.80%          +7.29%
--------------------------------------------------------------------------------

CLASS C

                                1 Year    3 Years    5 Years      10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return     -2.84%     +5.38%     +5.25%          +7.38%
--------------------------------------------------------------------------------
SEC Results                     -3.73%     +5.38%     +5.25%          +7.38%
--------------------------------------------------------------------------------

CLASS I

                                1 Year    3 Years    5 Years      10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return     -2.00%     +6.15%     +5.90%          +7.72%
--------------------------------------------------------------------------------

COMPARATIVE INDICES

                                1 Year    3 Years    5 Years      10 Years/Life
--------------------------------------------------------------------------------
Average multi-sector income
  fund*                         - 0.96%    + 6.45%    + 5.47%         + 8.57%
--------------------------------------------------------------------------------
Salomon Brothers World
  Government Bond Index+        +12.58%    + 6.76%    + 7.75%         + 8.96%
--------------------------------------------------------------------------------
Lehman Brothers Government/
  Corporate Bond Index+         +10.33%    + 8.15%    + 6.98%         + 9.16%
--------------------------------------------------------------------------------
Standard & Poor's 500
  Composite Index+**            +22.06%    +25.99%    +21.30%         +17.88%
--------------------------------------------------------------------------------
Credit Suisse First Boston
  High Yield Index+             - 2.49%    + 7.32%    + 7.68%         +10.32%
--------------------------------------------------------------------------------
Consumer Price Index+#          + 1.37%    + 2.14%    + 2.37%         + 3.14%
--------------------------------------------------------------------------------
 * Source: Lipper Analytical Services, Inc.
 + Source: CDA/Wiesenberger.
** The Standard & Poor's 500 Composite Index (S&P 500) is a popular, unmanaged index of common stock total return performance. We no longer consider the S&P 500 a relevant benchmark. The S&P 500 is an equity index that does not reflect the composition or performance objectives of the Fund, which is a fixed-income investment vehicle.
 + Source: AIM.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1998

QUALITY RATINGS
Source: Standard & Poor's and Moody's

                    "B"                     33.2%
                    "BB"                    28.2%
                    Governments             22.4%
                    "BBB"                    8.0%
                    "A"                      4.7%
                    "CCC"                    3.0%
                    "CC"                     0.3%
                    Not Rated                0.2%

Portfolio information is as of October 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 1998

Bonds - 91.3%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 61.9%
  Aerospace - 1.5%
    Argo Technology Corp., 8.625s, 2007                                        $ 1,250      $  1,150,000
    BE Aerospace, Inc., 9.875s, 2006                                             1,000         1,020,000
    K & F Industries, Inc., 9.25s, 2007                                          1,000           950,000
    United Defense Industries, Inc., 8.75s, 2007                                   950           947,625
                                                                                            ------------
                                                                                            $  4,067,625
--------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Titan Wheel International, Inc., 8.75s, 2007                               $   450      $    396,000
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.3%
    Bancorp US Funding LLC, 7.738s, 2049##                                     $ 3,000      $  2,748,630
    Beaver Valley Funding Corp., 9s, 2017                                        1,500         1,658,325
    Chase Manhattan Corp., 6.375s, 2008                                          1,800         1,830,978
                                                                                            ------------
                                                                                            $  6,237,933
--------------------------------------------------------------------------------------------------------
  Building - 0.8%
    American Standard, Inc., 7.375s, 2008                                      $ 1,000      $    985,000
    Building Materials Corp., 8s, 2007                                             900           855,000
    Nortek, Inc., 9.875s, 2004                                                     270           267,300
    UDC Homes, Inc., 14.5s, 2000                                                     6             3,048
                                                                                            ------------
                                                                                            $  2,110,348
--------------------------------------------------------------------------------------------------------
  Business Machines - 0.9%
    Silicon Graphics Inc., 5.25s, 2004                                         $ 3,000      $  2,418,750
--------------------------------------------------------------------------------------------------------
  Business Services - 1.4%
    Anacomp Inc., 10.875s, 2004                                                $ 1,200      $  1,188,000
    Iron Mountain, Inc., 10.125s, 2006                                             670           706,850
    Pierce Leahy Corp., 9.125s, 2007                                             1,000         1,020,000
    Williams Scotsman, Inc., 9.875s, 2007                                        1,000         1,000,000
                                                                                            ------------
                                                                                            $  3,914,850
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.8%
    NL Industries, Inc., 11.75s, 2003                                          $ 1,500      $  1,548,750
    Sterling Chemicals, Inc., 11.25s, 2007                                          25            17,750
    UCAR Global Enterprises, Inc., 12s, 2005                                       500           505,000
                                                                                            ------------
                                                                                            $  2,071,500
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.3%
    Unisystem Corp., 7.875s, 2008                                              $   900      $    909,000
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.5%
    Hayes Wheels International, Inc., 9.125s, 2007                             $ 1,000      $  1,005,000
    Kindercare Learning Centers, Inc., 9.5s, 2009                                  300           286,500
    Revlon Consumer Products Corp., 8.125s, 2006                                   900           868,500
    Samsonite Corp., 10.75s, 2008                                                1,250           875,000
    Synthetic Industries, Inc., 9.25s, 2007                                      1,025         1,025,000
                                                                                            ------------
                                                                                            $  4,060,000
--------------------------------------------------------------------------------------------------------
  Containers - 2.9%
    Gaylord Container Corp., 9.75s, 2007                                       $ 1,225      $    918,750
    Owens Illinois, Inc., 7.8s, 2018                                             3,000         3,024,210
    Silgan Holdings, Inc., 9s, 2009                                              1,000           950,000
    Stone Container Corp., 9.875s, 2001                                          1,980         1,950,300
    U.S. Can Corp., 10.125s, 2006                                                  900           904,500
                                                                                            ------------
                                                                                            $  7,747,760
--------------------------------------------------------------------------------------------------------
  Energy - 1.1%
    Clark USA, Inc., 10.875s, 2005                                             $   500      $    470,000
    Giant Industries, Inc., 9s, 2007                                               400           368,000
    P & L Coal Holdings Corp., 9.625s, 2008##                                    1,150         1,147,125
    Pool Energy Services Co., 8.625s, 2008                                       1,250         1,125,000
                                                                                            ------------
                                                                                            $  3,110,125
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.6%
    Allbritton Communications Co., 9.75s, 2007                                 $ 1,000      $  1,010,000
    AMC Entertainment, Inc., 9.5s, 2009                                            200           192,000
    Cinemark USA, Inc., 9.625s, 2008                                               750           761,250
    Loews Corp., 3.125s, 2007                                                    2,000         1,645,000
    Marvel Holdings, Inc., "B", 0s, 1999 (Chapter 11)                              445              --
    Time Warner Entertainment Co., 8.375s, 2033                                    685           800,895
                                                                                            ------------
                                                                                            $  4,409,145
--------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 2.6%
    FNMA, 6.5s, 2010                                                           $ 6,840      $  6,940,622
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.0%
    Dynex Capital, Inc., 7.875s, 2002                                          $ 1,500      $    974,055
    Lehman Brothers Holdings Inc., 6.25s, 2003                                   1,750         1,692,618
                                                                                            ------------
                                                                                            $  2,666,673
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.7%
    Borden, Inc., 9.2s, 2021                                                   $ 2,500      $  2,483,350
    Borden, Inc., 9.25s, 2019                                                    1,750         1,826,527
    Specialty Foods Corp., 10.25s, 2001                                            500           427,500
                                                                                            ------------
                                                                                            $  4,737,377
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Buckeye Cellulose Corp., 8.5s, 2005                                        $   610      $    610,000
    U.S. Timberlands, 9.625s, 2007                                                 460           431,825
    Waterford 3 Funding Corp., 8.09s, 2017                                       1,000         1,093,960
                                                                                            ------------
                                                                                            $  2,135,785
--------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 2.5%
    GNMA, 8s, 2026                                                             $ 6,505      $  6,744,441
--------------------------------------------------------------------------------------------------------
  Industrial - 0.2%
    IMO Industries, Inc., 11.75s, 2006                                         $   500      $    520,000
--------------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    AGCO Corp., 8.5s, 2006                                                     $   500      $    445,000
--------------------------------------------------------------------------------------------------------
  Media - 2.8%
    American Radio Systems Corp., 9s, 2006                                     $   350      $    374,500
    Chancellor Media Corp., 8.125s, 2007                                           900           859,500
    Comcast Corp., 9.375s, 2005                                                    500           537,300
    Cumulus Media, Inc., 10.375s, 2008                                           1,000         1,020,000
    EchoStar Communications Corp., 0s to 1999, 12.875s, 2004                       100            96,500
    EchoStar Satellite Broadcasting Corp., Principal Stripped,
      0s to 2000, 13.125s, 2004                                                    750           660,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                                 1,000           970,000
    Frontiervision Operating Partnership LP, 11s, 2006                           1,150         1,270,750
    Intermedia Capital Partners, 11.25s, 2006                                       75            82,125
    Jacor Communications Co., 8s, 2010                                             900           918,000
    Jones Intercable, Inc., 8.875s, 2007                                           500           522,500
    Outdoor Systems, Inc., 8.875s, 2007                                            175           179,375
                                                                                            ------------
                                                                                            $  7,490,550
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.3%
    Polymer Group, Inc., 9s, 2007                                              $ 1,000      $    937,500
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.8%
    Beverly Enterprises, Inc., 9s, 2006                                        $   460      $    437,000
    Tenet Healthcare Corp., 6s, 2005                                             2,000         1,735,000
                                                                                            ------------
                                                                                            $  2,172,000
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.2%
    Commonwealth Aluminum Corp., 10.75s, 2006                                  $   500      $    460,000
    Haynes International, Inc., 11.625s, 2004                                    1,000           950,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                                 300           285,000
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                                750           705,000
    Metal Management, Inc., 10s, 2008##                                          1,000           580,000
    Metals USA, Inc., 8.625s, 2008                                                 500           413,750
                                                                                            ------------
                                                                                            $  3,393,750
--------------------------------------------------------------------------------------------------------
  Oils - 1.7%
    Triton Energy Ltd., 8.75s, 2002                                            $ 2,000      $  1,851,200
    Triton Energy Ltd., 9.25s, 2005                                              2,500         2,400,225
    Triton PCS, Inc., 0s to 2003, 11s, 2008##                                      975           370,500
                                                                                            ------------
                                                                                            $  4,621,925
--------------------------------------------------------------------------------------------------------
  Real Estate - 0.5%
    George Town Real Estate Ltd., 5.9s, 2007+                                  $   500      $    515,000
    Mosaic, Ltd., 7.915s, 1999+                                                    800           792,000
                                                                                            ------------
                                                                                            $  1,307,000
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.3%
    Friendly Ice Cream Corp., 10.5s, 2007                                      $ 1,250      $  1,128,125
    Planet Hollywood, 12s, 2005                                                    800           376,000
    Prime Hospitality Corp., 9.75s, 2007                                         1,000           947,500
    Red Roof Inns, Inc., 9.625s, 2003                                            1,100         1,075,250
                                                                                            ------------
                                                                                            $  3,526,875
--------------------------------------------------------------------------------------------------------
  Retail - 1.1%
    Cole National Group, Inc., 8.625s, 2007                                    $   750      $    697,500
    K Mart Corp., 8.125s, 2006                                                     900           918,000
    Musicland Group, Inc., 9.875s, 2008                                          1,500         1,425,000
                                                                                            ------------
                                                                                            $  3,040,500
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.1%
    AAF-McQuay, Inc., 8.875s, 2003                                             $   550      $    507,375
    International Knife & Saw, Inc., 11.375s, 2006                                 850           839,375
    International Specialty Products Holdings, Inc., 9s, 2003                      890           916,700
    Thermadyne Holdings Corp., 0s to 2003, 12.5s, 2008                           2,000           780,000
                                                                                            ------------
                                                                                            $  3,043,450
--------------------------------------------------------------------------------------------------------
  Steel - 0.7%
    Alaska Steel Holdings Corp., 9.125s, 2006                                  $ 1,000      $  1,030,000
    WCI Steel, Inc., 10s, 2004                                                     900           837,000
                                                                                            ------------
                                                                                            $  1,867,000
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Marsh Supermarkets, Inc., 8.875s, 2007                                     $ 1,150      $  1,138,500
--------------------------------------------------------------------------------------------------------
  Telecommunications - 4.6%
    Adelphia Communications Corp., 9.875s, 2007                                $    75      $     79,875
    Century Communications Corp., 0s, 2008                                       1,175           549,312
    Century Communications Corp., 9.5s, 2005                                       450           483,750
    DTI Holdings Inc., 0s to 2003, 12.5s, 2008                                     500           160,000
    Granite Broadcasting Corp., 8.875s, 2008                                       280           240,800
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006                                  1,200           828,000
    Intermedia Communications, Inc., 0s to 2002, 11.25s, 2007                    1,800         1,201,500
    ITC Deltacom, Inc., 11s, 2007                                                1,276         1,368,510
    Level 3 Communications Inc., 9.125s, 2008                                      500           470,000
    Lin Televison Corp., 8.375s, 2008                                            1,250         1,178,125
    Mobile Telecommunication Technologies Corp., 13.5s, 2002                     1,500         1,612,500
    Nextel Communications, Inc., 0s to 1999, 9.75s, 2004                           500           466,250
    Nextel International, Inc., 0s to 2003, 12.125s, 2008                        1,500           555,000
    NTL, Inc., 0s to 2003, 9.75s, 2008##                                         1,250           679,688
    Pagemart Wireless, Inc., 0s to 2003, 11.25s, 2008                              855           440,325
    Sprint Spectrum, 11s, 2006                                                     550           621,500
    Telesystem International Wireless, Inc., 0s to 2002, 10.5s, 2007               200            63,750
    Turner Broadcasting Systems, Inc., 8.375s, 2013                                 90            99,285
    United International Holdings, Inc., 0s to 2003, 10.75s, 2008                  300           135,000
    Western Wireless Corp., 10.5s, 2007                                            500           516,250
    WorldCom, Inc., 8.875s, 2006                                                   590           646,569
                                                                                            ------------
                                                                                            $ 12,395,989
--------------------------------------------------------------------------------------------------------
  Transportation
    Moran Transportation Co., 11.75s, 2004                                     $   100      $    108,125
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 14.5%
    U.S. Treasury Bonds, 0s, 2019                                              $ 9,000      $  2,837,430
    U.S. Treasury Bonds, 6.125s, 2027                                              758           852,985
    U.S. Treasury Bonds, 6.375s, 2027                                            9,800        11,292,932
    U.S. Treasury Bonds, 8.875s, 2017                                            6,000         8,479,680
    U.S. Treasury Bonds, 9.875s, 2015                                           10,500        15,910,755
                                                                                            ------------
                                                                                            $ 39,373,782
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 6.7%
    Central Maine Power Co., 7.05s, 2008                                       $   750      $    771,675
    El Paso Electric Co., 9.4s, 2011                                             1,000         1,169,660
    Esi Tractebel Acquisition Corp., 7.99s, 2011                                   500           467,500
    Midland Cogeneration Venture Corp., 10.33s, 2002                             1,396         1,514,902
    Midland Funding Corp. I, 10.33s, 2002                                          820           865,847
    Midland Funding Corp. II, "A", 11.75s, 2005                                  2,750         3,378,980
    Midland Funding Corp., "B", 13.25s, 2006                                     2,500         3,192,150
    Texas & New Mexico Power Co., 10.75s, 2003                                   6,190         6,759,604
                                                                                            ------------
                                                                                            $ 18,120,318
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $168,180,198
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 29.4%
  Argentina - 3.5%
    Autopistas Del Sol SA, "B", 10.25s, 2009 (Industrial)##                    $ 2,250      $  1,372,500
    City of Buenos Aires, 11.25s, 2007                                             700           595,000
    Compania De Infraes SA, 11.625s, 2004 (Industrial)##                         2,500         1,815,875
    Compania De Transporte Energia, 9.25s, 2008 (Electric Utilities)##           1,500         1,198,125
    Hidroelectrica Alicura, 8.375s, 1999 (Electric Utilities)##                  1,000           965,000
    Industrias Metalurgicas Pescarmona SA, 9.5s, 2002 (Electric Utilities)##       250           159,623
    Republic of Argentina, 11.75s, 2007##                                        1,000           900,000
    Supercanal Holdings, 11.5s, 2005 (Telecommunications)##                      4,250         2,125,000
    YPF Sociedad Anonima, 8s, 2004 (Industrial)                                    470           428,875
                                                                                            ------------
                                                                                            $  9,559,998
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.1%
    Flag Limited, 8.25s, 2008 (Telecommunications)                             $   200      $    183,000
--------------------------------------------------------------------------------------------------------
  Brazil - 3.7%
    Banco Nacional De Desenvolvime, 9.375s, 2008##
      (Banks and Credit Companies)                                             $ 3,550      $  2,502,750
    Brazil Media Trust, 6.25s, 2007 (Media)                                      1,515           871,000
    Companhia Energetica de Minas, 9.125s, 2004 (Electric Utilities)##           2,750         2,138,125
    Companhia Paranaense, 9.75s, 2005 (Electric Utilities)##                     1,750         1,339,375
    Espirito Santo Centrais Escelsa, 10s, 2007 (Electric Utilities)              3,250         1,917,500
    Federal Republic of Brazil, 10.125s, 2027                                      756           519,750
    Leasing Bank Boston/Brazil, 8.375s to 1999, 9s, 2004 (Finance)##             1,000           840,000
                                                                                            ------------
                                                                                            $ 10,128,500
--------------------------------------------------------------------------------------------------------
  Bulgaria - 1.1%
    National Republic of Bulgaria, 2.5s, 2012                                  $ 2,000      $  1,100,000
    National Republic of Bulgaria, 6.688s, 2011                                  2,750         1,850,000
                                                                                            ------------
                                                                                            $  2,950,000
--------------------------------------------------------------------------------------------------------
  Canada - 1.6%
    Metronet Communications Corp., 0s to 2003, 9.95s,
      2008 (Telecommunications)                                                $ 1,500      $    810,000
    PCI Chemicals, Inc., 9.25s, 2007 (Chemicals)                                 1,250           962,500
    Repap New Brunswick, Inc., 10.625s, 2005 (Forest and Paper Products)           900           585,000
    Rogers Cablesystems, Inc., 10.125s, 2012 (Telecommunications)                  500           540,000
    Rogers Cantel, Inc., 9.375s, 2008 (Telecommunications)                       1,500         1,507,500
                                                                                            ------------
                                                                                            $  4,405,000
--------------------------------------------------------------------------------------------------------
  China - 1.2%
    Dao Heng Bank Ltd., 7.75s, 2007 (Banks and Credit Companies)##             $ 4,500      $  3,245,940
--------------------------------------------------------------------------------------------------------
  Colombia - 0.7%
    Republic of Colombia, 7.625s, 2007                                         $ 2,420      $  1,857,350
--------------------------------------------------------------------------------------------------------
  Ecuador - 0.5%
    Republic of Ecuador, 3.5s, 2025                                            $ 1,900      $    859,750
    Republic of Ecuador, 6.625s, 2025                                              950           486,875
                                                                                            ------------
                                                                                            $  1,346,625
--------------------------------------------------------------------------------------------------------
  Greece - 1.8%
    Antenna TV SA, 9s, 2007 (Telecommunications)                               $ 2,000      $  1,640,000
    Fage Dairy Industries SA, 9s, 2007 (Food and Beverage Products)              4,500         3,375,000
                                                                                            ------------
                                                                                            $  5,015,000
--------------------------------------------------------------------------------------------------------
  Hong Kong - 0.4%
    Guangzhou Shenzhen, 10.25s, 2007 (Construction)                            $ 2,750      $  1,072,500
--------------------------------------------------------------------------------------------------------
  Indonesia - 0.7%
    APP International Finance, 3.5s, 2003 (Financial Institutions)             $   500      $    279,375
    APP International Finance, 3.5s, 2003 (Financial Institutions)##             1,000           558,750
    APP International Finance, 11.75s, 2005 (Financial Institutions)               500           355,000
    APP International Finance, 12s, 2004 (Financial Institutions)                1,500           720,000
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Finance)                         250           130,000
                                                                                            ------------
                                                                                            $  2,043,125
--------------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.5s, 2006 (Telecommunications)                             $   350      $    199,500
--------------------------------------------------------------------------------------------------------
  Mexico - 6.2%
    Empresas ICA Sociedad SA, 5s, 2004 (Construction)                          $   500      $    330,000
    Empresas ICA Sociedad SA, 11.875s, 2001 (Construction)                       1,250         1,231,250
    Grupo Industrial Durango SA, 12s, 2001 (Forest Products)                       250           187,500
    Grupo Industrial Durango SA, 12.625s, 2003 (Forest Products)                 1,650         1,237,500
    Sanluis Corporation SA, 8.875s, 2008 (Finance)##                             3,500         2,537,500
    Satelites Mexicanos SA, 10.125s, 2004 (Telecommunications)##                   500           326,250
    TFM SA De CV, 0s to 2002, 11.75s, 2009 (Railroads)                           1,500           733,125
    United Mexican States, 6.25s, 2019                                           8,000         5,970,400
    United Mexican States, 11.375s, 2016                                         3,875         3,745,187
    United Mexican States, 11.5s, 2026                                             500           515,000
                                                                                            ------------
                                                                                            $ 16,813,712
--------------------------------------------------------------------------------------------------------
  Panama - 1.0%
    Republic of Panama, 8.25s, 2008                                            $ 1,000      $    900,000
    Republic of Panama, 8.875s, 2027                                             2,003         1,832,745
                                                                                            ------------
                                                                                            $  2,732,745
--------------------------------------------------------------------------------------------------------
  Philippines - 0.4%
    Bangko Sentral Ng Philipinas, 8.6s, 2027 (Finance)                         $ 1,000      $    692,500
    National Power Corp., 9.625s, 2028 (Electric Utilities)                        750           502,500
                                                                                            ------------
                                                                                            $  1,195,000
--------------------------------------------------------------------------------------------------------
  Poland - 0.3%
    Republic of Poland, 4s, 2024                                               $ 1,000      $    695,000
--------------------------------------------------------------------------------------------------------
  Russia - 0.6%
    CSFB Gazprom Note, 13.5s, 2000 (Finance)+                                  $ 3,400      $    579,020
    Russia Principal Loans, 3.313s, 2020+                                        1,750           133,525
    St. Petersburg Russia, 9.5s, 2002##                                          1,250           234,375
    Vnesheconombank, 6.625s, 2015 (Banks and Credit Companies)                   6,690           635,558
                                                                                            ------------
                                                                                            $  1,582,478
--------------------------------------------------------------------------------------------------------
  Singapore - 0.8%
    Bank of Ayudhya, 6.386s, 2005 (Banks and Credit Companies)                 $ 3,000      $  1,170,000
    Fullerton Global Corp., 0s, 2003 (Special Products and Services)             1,000           940,000
                                                                                            ------------
                                                                                            $  2,110,000
--------------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Republic of Korea, 8.875s, 2008                                            $   210      $    192,112
--------------------------------------------------------------------------------------------------------
  Thailand - 0.5%
    Krung Thai Bank Public Co., Ltd, 6.52s, 2006
      (Banks and Credit Companies)                                             $ 2,500      $  1,325,000
--------------------------------------------------------------------------------------------------------
  United Kingdom - 4.1%
    Colt Telecom Group PLC, 2s, 2005 (Telecommunications)                   DEM  1,400    $    754,301
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)                      500           295,805
    Colt Telecom Group PLC, 0s to 2001, 12s, 2006 (Telecommunications)           1,000           780,000
    Constellation Finance LLC, 9.8s, 2001 (Financial Institutions)             $ 3,250         3,193,125
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s, 2005 (Telecommunications)                                            250           185,000
    Telewest, 9.625s, 2006 (Telecommunications)                                  1,150         1,118,375
    UK Treasury, 6.5s, 2003                                                 GBP  2,703       4,838,664
                                                                                            ------------
                                                                                            $ 11,165,270
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 79,817,855
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $271,499,264)                                                 $247,998,053
--------------------------------------------------------------------------------------------------------
Stocks
---------------------------------------------------------------------------------------------------------------

                                                                                SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Apparel and Textiles
    Ithaca Industries, Inc.*                                                     4,000      $      8,000
--------------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.+*                                              100      $         94
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $50,000)                                                     $      8,094
--------------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.3%
---------------------------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    IXC Communications, Inc. (Identified Cost, $804,375)                        27,500      $    952,187
--------------------------------------------------------------------------------------------------------

Preferred Stock - 0.6%
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc.                                                    807      $        807
--------------------------------------------------------------------------------------------------------
  Media - 0.3%
    CSC Holdings, Inc.                                                           8,669      $    944,921
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Primedia, Inc.*                                                              9,000      $    810,000
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $2,249,893)                                         $  1,755,728
--------------------------------------------------------------------------------------------------------
Rights
--------------------------------------------------------------------------------------------------------
    United Mexican States, Expiration Date 6/30/03
      (Identified Cost, $0)*                                                     1,000      $      --
--------------------------------------------------------------------------------------------------------
Warrants
--------------------------------------------------------------------------------------------------------
    DTI Holdings Inc., Expiration Date 3/01/08*                                  2,500      $      2,500
    ICO, Inc., Expiration Date 7/01/02*                                         62,500            38,125
    Renaissance Cosmetics, Inc., Expiration Date 8/31/06*                          655                 6
--------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $55,371)                                                   $     40,631
--------------------------------------------------------------------------------------------------------
Contingent Promissory Notes - 0.9%
--------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
                                                                         (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Cargill, COLT (Commodity Option Linked Trading), due
      2002 (Illiquid) (Identified Cost, $2,701,993)                            $ 2,500      $  2,492,858
--------------------------------------------------------------------------------------------------------
Call Options Purchased - 0.1%
---------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
                                                                          OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                     (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    German Marks/November/1.675                                                $12,400      $     31,000
    German Marks/British Pounds/January/2.637                                   24,161            67,942
    Japanese Yen/November/105                                                   57,520            60,281
    Japanese Yen/November/105                                                   19,173            15,703
--------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Identified Cost, $262,526)                                    $    174,926
--------------------------------------------------------------------------------------------------------

Put Options Purchased - 0.1%
--------------------------------------------------------------------------------------------------------
    German Marks/November/1.62                                                 $12,400      $     31,000
    German Marks/British Pounds/January/2.8065                                  25,714           161,486
--------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Identified Cost, $191,310)                                     $    192,486
--------------------------------------------------------------------------------------------------------
Repurchase Agreement - 1.5%
---------------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/30/98, due 11/2/98, total to
      be received $3,967,778 (secured by various U.S.
      Treasury and Federal Agency obligations, at cost                         $ 3,966      $  3,966,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $281,780,732)                                           $257,580,963
--------------------------------------------------------------------------------------------------------
Call Options Written - (0.2)%
--------------------------------------------------------------------------------------------------------
    German Marks/British Pounds/December/2.6465                            DEM  24,248      $    (27,861)
    Canadian Dollars/December/1.535                                        CAD  11,153          (102,989)
    Australian Dollars/January/0.63                                        AUD  11,545          (261,175)
    Japanese Yen/January/104.75                                            JPY 790,863           (35,589)
--------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $578,604)                                    $   (427,614)
--------------------------------------------------------------------------------------------------------
Put Options Written
--------------------------------------------------------------------------------------------------------
    German Marks/British Pounds/December/2.816                             DEM  25,801      $    (94,794)
    South African Rands/December/6.0                                       ZAR  14,175           (10,291)
--------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $167,184)                                     $   (105,085)
--------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 5.4%                                                         14,566,823
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $271,615,087
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

        AUD          = Australian Dollars           GBP      = British Pounds
        CAD          = Canadian Dollars             JPY      = Japanese Yen
        CHF          = Swiss Francs                 NZD      = New Zealand Dollars
        DEM          = Deutsche Marks               ZAR      = South African Rands

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $281,780,732)            $257,580,963
  Cash                                                                   18,756
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                    1,149,308
  Net receivable for forward foreign currency exchange
    contracts to purchase                                             1,368,110
  Receivable for Fund shares sold                                     1,206,831
  Receivable for investments sold                                    22,451,134
  Receivable from investment adviser                                    730,313
  Interest receivable                                                 6,225,029
  Receivable for interest rate swaps                                     32,119
  Unrealized appreciation on swap                                       138,248
  Other assets                                                            1,338
                                                                   ------------
      Total assets                                                 $290,902,149
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $    363,198
  Payable for investments purchased                                  18,043,453
  Net payable for forward foreign currency exchange
    contracts to sell                                                   105,752
  Written options outstanding, at value (premiums received,
     $745,788)                                                          532,699
  Payable to affiliates -
    Management fee                                                       18,151
    Administrative fee                                                      361
    Shareholder servicing agent fee                                       1,656
    Distribution fee                                                     77,799
  Accrued expenses and other liabilities                                143,993
                                                                   ------------
      Total liabilities                                            $ 19,287,062
                                                                   ------------
Net assets                                                         $271,615,087
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $302,303,639
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (21,438,708)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (13,288,651)
  Accumulated undistributed net investment income                     4,038,807
                                                                   ------------
      Total                                                        $271,615,087
                                                                   ============
Shares of beneficial interest outstanding                           37,265,543
                                                                    ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $95,291,536 / 13,000,440 shares of
      beneficial interest outstanding)                                $7.33
                                                                      =====
  Offering price per share (100 / 95.25)                              $7.70
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $133,872,136 / 18,411,642 shares of
      beneficial interest outstanding)                                $7.27
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $42,213,290 / 5,820,995 shares of
      beneficial interest outstanding)                                $7.25
                                                                      =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $238,125 / 32,466 shares of beneficial
      interest outstanding)                                           $7.33
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1998
-------------------------------------------------------------------------------
Net investment income:

   Income -
     Interest                                                        21,227,444
     Dividend                                                           159,378
                                                                   ------------
       Total investment income                                       21,386,822
                                                                   ------------
   Expenses -
     Management fee                                                   2,703,575
     Administrative fee                                                  33,830
     Trustees' compensation                                              44,191
     Shareholder servicing agent fee                                    269,845
     Distribution and service fee (Class A)                             305,910
     Distribution and service fee (Class B)                           1,120,774
     Distribution and service fee (Class C)                             356,090
     Custodian fee                                                      105,721
     Printing                                                            60,445
     Auditing fees                                                       52,249
     Postage                                                             36,622
     Legal fees                                                           5,510
     Miscellaneous                                                      195,918
                                                                   ------------
       Total expenses                                                 5,290,680
     Fees paid indirectly                                               (73,971)
     Reduction of expenses by investment adviser                     (2,317,960)
                                                                   ------------
       Net expenses                                                   2,898,749
                                                                   ------------
         Net investment income                                       18,488,073
                                                                   ------------
Realized and unrealized gain (loss) on investments:
   Realized gain (loss) (identified cost basis) -
     Investment transactions                                       $(13,244,678)
     Written option transactions                                        696,073
     Foreign currency transactions                                    2,930,831
     Futures contracts                                                 (258,564)
                                                                   ------------
       Net realized loss on investments                              (9,876,338)
                                                                   ------------
   Change in unrealized appreciation (depreciation) -
     Investments                                                   $(22,546,702)
     Written options                                                    213,089
     Swaps                                                              138,248
     Translation of assets and liabilities in foreign
       currencies                                                     2,273,470
                                                                   ------------
       Net unrealized loss on investments                          $(19,921,895)
                                                                   ------------
         Net realized and unrealized loss on investments and
           foreign currency                                        $(29,798,233)
                                                                   ------------
           Decrease in net assets from operations                  $(11,310,160)
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                   1998                       1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 18,488,073               $  8,557,447
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (9,876,338)                 2,630,601
  Net unrealized loss on investments and foreign currency
    translation                                                   (19,921,895)                (2,722,332)
                                                                 ------------               ------------
    Increase (decrease) in net assets from operations            $(11,310,160)              $  8,465,716
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (6,818,361)              $ (4,703,670)
  From net investment income (Class B)                             (8,080,444)                (3,069,009)
  From net investment income (Class C)                             (2,569,063)                  (714,530)
  From net investment income (Class I)                                (24,119)                    (3,175)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (1,233,756)                  (460,894)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (1,433,056)                  (246,359)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (451,827)                   (50,625)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (4,784)                 --
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(20,615,410)              $ (9,248,262)
                                                                 ------------               ------------
Net increase in net assets from Fund share transactions          $141,514,568               $ 82,536,841
                                                                 ------------               ------------
      Total increase in net assets                               $109,588,998               $ 81,754,295
Net assets:
  At beginning of year                                            162,026,089                 80,271,794
                                                                 ------------               ------------
  At end of year (including accumulated undistributed net
    investment income of $4,038,807 and $(109,205),
    respectively)                                                $271,615,087               $162,026,089
                                                                 ============               ============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   1998             1997            1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS  A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $  8.24          $  8.19          $  8.07        $  7.57        $  8.34
                                                       -------          -------          -------        -------        -------
Income from investment operations# -
  Net investment income(S)                             $  0.66          $  0.69          $  0.62        $  0.60        $  0.48
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         (0.81)            0.13             0.18           0.48          (0.74)
                                                       -------          -------          -------        -------        -------
      Total from investment operations                 $ (0.15)         $  0.82          $  0.80        $  1.08        $ (0.26)
                                                       -------          -------          -------        -------        -------
Less distributions declared to shareholders -
  From net investment income                           $ (0.63)         $ (0.69)         $ (0.60)       $ (0.58)       $  --
  From net realized gain on investments and
    foreign currency transactions                        (0.13)           (0.08)           (0.08)          --             --
  In excess of net investment income and foreign
    currency transactions                                 --               --               --             --            (0.06)
  In excess of net realized gain on investments
    and foreign currency transactions                     --               --               --             --            (0.04)
  From paid-in capital                                    --               --               --             --            (0.41)
                                                       -------          -------          -------        -------        -------
      Total distributions declared to
        shareholders                                   $ (0.76)         $ (0.77)         $ (0.68)       $ (0.58)       $ (0.51)
                                                       -------          -------          -------        -------        -------
Net asset value - end of period                        $  7.33          $  8.24          $  8.19        $  8.07        $  7.57
                                                       =======          =======          =======        =======        =======
Total return(+)                                        (2.21)%          10.40%           10.42%         15.00%         (3.15)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             0.85%           0.79%            1.13%          1.54%           1.71%
  Net investment income                                  8.26%           8.26%            7.63%          7.86%           6.11%
Portfolio turnover                                        299%            217%             287%           249%            153%
Net assets at end of period (000 omitted)              $95,292         $69,874          $49,432        $41,688         $44,032

  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                               $ 0.58          $ 0.58           $ 0.54         $ 0.53          $ 0.44
    Ratios (to average net assets):
      Expenses##                                         1.84%           2.01%            2.06%          2.47%           2.21%
      Net investment income                              7.24%           7.04%            6.70%          6.89%           5.62%

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   1998             1997             1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS  B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $  8.18          $  8.14          $  8.03        $  7.53        $  8.33
                                                       -------          -------          -------        -------        -------
Income from investment operations# -
  Net investment income(S)                             $  0.61          $  0.61          $  0.56        $  0.55        $  0.45
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         (0.81)            0.15             0.18           0.48          (0.78)
                                                       -------          -------          -------        -------        -------
      Total from investment operations                 $ (0.20)         $  0.76          $  0.74        $  1.03        $ (0.33)
                                                       -------          -------          -------        -------        -------
Less distributions declared to shareholders -
  From net investment income                           $ (0.58)         $ (0.64)         $ (0.55)       $ (0.53)       $  --
  From net realized gain on investments and
    foreign currency transactions                        (0.13)           (0.08)           (0.08)          --             --
  In excess of net investment income and
    foreign currency transactions                         --               --               --             --            (0.05)
  In excess of net realized gain on investments
    and foreign currency transactions                     --               --               --             --            (0.03)
  From paid-in capital                                    --               --               --             --            (0.39)
                                                       -------          -------          -------        -------        -------
      Total distributions declared to
        shareholders                                   $ (0.71)         $ (0.72)         $ (0.63)       $ (0.53)       $ (0.47)
                                                       -------          -------          -------        -------        -------
Net asset value - end of period                        $  7.27          $  8.18          $  8.14        $  8.03        $  7.53
                                                       =======          =======          =======        =======        =======
Total return                                           (2.84)%            9.64%            9.68%         14.23%         (3.97)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.51%            1.44%            1.80%          2.27%          2.43%
  Net investment income                                  7.64%            7.51%            7.02%          7.15%          5.97%
Portfolio turnover                                        299%             217%             287%           249%           153%
Net assets at end of period (000 omitted)             $133,872          $71,459          $25,361         $8,365         $5,350

  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                               $ 0.53           $ 0.50           $ 0.49         $ 0.48         $ 0.41
    Ratios (to average net assets):
      Expenses##                                         2.50%            2.66%            2.73%          3.20%          2.92%
      Net investment income                              6.62%            6.29%            6.09%          6.18%          5.48%

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   1998             1997             1996           1995          1994*
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS  C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $  8.16          $  8.12          $  8.00        $  7.53        $  7.53
                                                       -------          -------          -------        -------        -------
Income from investment operations# -
  Net investment income(S)                             $  0.61          $  0.60          $  0.57        $  0.54        $  0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         (0.81)            0.16             0.18           0.48          (0.03)
                                                       -------          -------          -------        -------        -------
      Total from investment operations                 $ (0.20)         $  0.76          $  0.75        $  1.02        $  0.09
                                                       -------          -------          -------        -------        -------
Less distributions declared to shareholders -
  From net investment income                           $ (0.58)         $ (0.64)         $ (0.55)       $ (0.55)       $  --
  From net realized gain on investments and
    foreign currency transactions                        (0.13)           (0.08)           (0.08)          --             --
  From paid-in capital                                    --               --               --             --            (0.09)
                                                       -------          -------          -------        -------        -------
      Total distributions declared to
        shareholders                                   $ (0.71)         $ (0.72)         $ (0.63)       $ (0.55)       $ (0.09)
                                                       -------          -------          -------        -------        -------
Net asset value - end of period                        $  7.25          $  8.16          $  8.12        $  8.00        $  7.53
                                                       =======          =======          =======        =======        =======
Total return                                           (2.84)%            9.68%            9.80%         14.17%           1.23%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.51%            1.44%            1.71%          2.20%           2.16%+
  Net investment income                                  7.65%            7.44%            7.12%          7.23%          8.99%+
Portfolio turnover                                        299%             217%             287%           249%           153%
Net assets at end of period (000 omitted)              $42,213          $20,464          $ 5,478        $ 1,060        $    13

  * For the period from the inception of Class C shares, September 1, 1994, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                               $ 0.53           $ 0.50           $ 0.51         $ 0.46         $ 0.11
    Ratios (to average net assets):
      Expenses##                                         2.50%            2.66%            2.64%          3.13%           2.65%+
      Net investment income                              6.63%            6.21%            6.19%          6.26%           8.50%+

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                        1998                1997**
--------------------------------------------------------------------------------------------------------
                                                                          CLASS  I
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $ 8.25                $ 8.15
                                                                            ------                ------
Income from investment operations# -
  Net investment income(S)                                                  $ 0.72                $ 0.49
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                    (0.85)                 0.15
                                                                            ------                ------
      Total from investment operations                                      $(0.13)               $ 0.64
                                                                            ------                ------
Less distributions declared to shareholders -
  From net investment income                                                $(0.66)               $(0.54)
  From net realized gain on investments and foreign currency
    transactions                                                             (0.13)                 --
                                                                            ------                ------
      Total distributions declared to shareholders                          $(0.79)               $(0.54)
                                                                            ------                ------
Net asset value - end of period                                             $ 7.33                $ 8.25
                                                                            ======                ======
Total return                                                               (2.00)%                 5.98%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                 0.50%                 0.44%+
  Net investment income                                                      8.51%                 7.69%+
Portfolio turnover                                                            299%                  217%
Net assets at end of period (000 omitted)                                     $238                  $230

 ** For the period from the inception of Class I shares, January 8, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                                   $ 0.63                $ 0.40
    Ratios (to average net assets):
      Expenses##                                                             1.49%                 1.66%+
      Net investment income                                                  7.49%                 6.47%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1998, $3,151,926 was reclassified from accumulated net realized loss on investments to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1998, accumulated undistributed net investment income under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

At October 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $11,281,953 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2006.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets and 7.14% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations. The Fund's management fee is currently being charged at a rate of 0.50% of average daily net assets. Prior to March 1, 1998, the rate was 0.40%. No fee is currently being charged on investment income. MFS is currently paying all expenses of the Fund other than the management fee and distribution fees.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,102 for the year ended October 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $236,946 for the year ended October 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $29,713 for the year ended October 31, 1998. Fees incurred under the distribution plan during the year ended October 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating solely to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,608 and $6,861 for Class B and Class C shares, respectively, for the year ended October 31, 1998. Fees incurred under the distribution plan during the year ended October 31, 1998, were 1% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1998, were $2,013, $227,362, and $23,376 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average Fund's daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES           SALES
-----------------------------------------------------------------------------
U.S. government securities                       $237,094,704    $198,008,349
                                                 ------------    ------------
Investments (non-U.S. government
securities)                                      $554,465,896    $461,256,503
                                                 ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $284,045,313
                                                               ------------
Gross unrealized appreciation                                  $  5,039,185
Gross unrealized depreciation                                   (29,238,954)
                                                               ------------
    Net unrealized depreciation                                $(24,199,769)
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED OCTOBER 31, 1998         YEAR ENDED OCTOBER 31, 1997
                                  ----------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             6,720,310       $ 54,058,684        4,259,003       $ 35,477,819
Shares issued to shareholders in
  reinvestment of distributions           578,941          4,624,652          292,804          2,419,833
Shares reacquired                      (2,778,946)       (21,988,257)      (2,107,380)       (17,447,525)
                                      -----------       ------------       ----------       ------------
    Net increase                        4,520,305       $ 36,695,079        2,444,427       $ 20,450,127
                                      ===========       ============       ==========       ============

Class B Shares
                                         YEAR ENDED OCTOBER 31, 1998         YEAR ENDED OCTOBER 31, 1997
                                  ----------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            12,547,304       $100,304,984        7,475,595       $ 61,884,637
Shares issued to shareholders in
  reinvestment of distributions           764,812          6,058,719          270,174          2,222,066
Shares reacquired                      (3,634,990)       (28,365,326)      (2,127,213)       (17,471,789)
                                      -----------       ------------       ----------       ------------
    Net increase                        9,677,126       $ 77,998,377        5,618,556       $ 46,634,914
                                      ===========       ============       ==========       ============

Class C Shares
                                         YEAR ENDED OCTOBER 31, 1998         YEAR ENDED OCTOBER 31, 1997
                                  ----------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             4,320,132       $ 34,534,971        2,305,490       $ 19,083,155
Shares issued to shareholders in
  reinvestment of distributions           201,269          1,589,285           60,726            498,246
Shares reacquired                      (1,208,045)        (9,341,241)        (533,281)        (4,364,476)
                                      -----------       ------------       ----------       ------------
    Net increase                        3,313,356       $ 26,783,015        1,832,935       $ 15,216,925
                                      ===========       ============       ==========       ============

Class I Shares
                                         YEAR ENDED OCTOBER 31, 1998      PERIOD ENDED OCTOBER 31, 1997*
                                  ----------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                24,624       $    198,617           27,472       $    231,703
Shares issued to shareholders in
  reinvestment of distributions             3,586             28,935              377              3,172
Shares reacquired                         (23,593)          (189,455)          --                 --
                                      -----------       ------------       ----------       ------------
    Net increase                            4,617       $     38,097           27,849       $    234,875
                                      ===========       ============       ==========       ============

*For the period from the inception of Class I shares, January 8, 1997, through  October 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1998, was $1,812.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                           1998 CALLS                             1998 PUTS
                                 ---------------------------------      ---------------------------------
                                 PRINCIPAL AMOUNTS                      PRINCIPAL AMOUNTS
                                      OF CONTRACTS                           OF CONTRACTS
                                     (000 OMITTED)        PREMIUMS          (000 OMITTED)        PREMIUMS
---------------------------------------------------------------------------------------------------------
Outstanding, beginning of period           --          $   --                     --        $     --
Options written -
  Australian Dollars                       15,708         271,475                 10,165         125,812
  British Pounds                            7,841          60,280                 --               --
  Canadian Dollars                         45,514         232,901                 --               --
  German Marks/British
    Pounds                                 24,248         116,389                 25,801         116,389
  Japanese Yen                         10,813,239         821,241              2,533,847         133,850
  South African Rands                      --              --                     38,239          75,328
Options terminated in closing transactions -
  Australian Dollars                       --              --                    (10,165)       (125,812)
  British Pounds                           (7,841)        (60,280)                --              --
  Canadian Dollars                        (11,256)        (87,725)                --              --
  Japanese Yen                         (2,366,973)       (131,391)                --              --
Options expired -
  Canadian Dollars                        (23,105)        (50,355)                --              --
  Japanese Yen                             --              --                 (2,533,847)       (133,850)
  South African Rands                      --              --                    (24,064)        (24,533)
Options exercised -
  Australian Dollars                       (4,163)        (54,326)                --              --
  Japanese Yen                         (7,655,403)       (539,605)                --              --
                                                       ----------                             ----------
Outstanding, end of period                             $  578,604                             $  167,184
                                                       ----------                             ----------
Options outstanding at end
  of period consist of:
  Australian Dollars                       11,545      $  217,149               --            $   --
  Canadian Dollars                         11,153          94,821               --                --
  German Marks/British
    Pounds                                 24,248         116,389                 25,801         116,389
  Japanese Yen                            790,863         150,245               --                --
  South African Rands                    --               --                      14,175          50,795
                                                       ----------                             ----------
Outstanding, end of period                             $  578,604                             $  167,184
                                                       ==========                             ==========

At October 31, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                        CONTRACTS TO                           CONTRACTS      APPRECIATION
            SETTLEMENT DATE          DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales              12/15/98  DEM          19,964,377        $12,308,006      $12,076,650        $  231,356
                   12/15/98  ZAR          24,714,221          4,028,398        4,365,506          (337,108)
                                                            -----------      -----------        ----------
                                                            $16,336,404      $16,442,156         $(105,752)
                                                            -----------      -----------        ----------
Purchases          12/15/98  AUD           7,612,906        $ 4,528,157      $ 4,766,203        $  238,046
                   12/15/98  CHF             577,272            418,043          428,383            10,340
                   12/15/98  JPY       1,552,589,348         12,350,764       13,433,318         1,082,554
                   12/15/98  NZD               4,048              2,084            2,144                60
                   12/15/98  ZAR          10,059,957          1,739,875        1,776,985            37,110
                                                            -----------      -----------        ----------
                                                            $19,038,923      $20,407,033        $1,368,110
                                                            ===========      ===========        ==========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $1,558,070 with Merrill Lynch and $52,946 with First Boston and a net payable of $461,708 with Deutsche Bank at October 31, 1998.

At October 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Agreements
Interest Rate Swaps

                NOTIONAL
               PRINCIPAL       CASH FLOWS          CASH FLOWS
                  AMOUNT          PAID BY          RECEIVED BY        UNREALIZED
EXPIRATION   OF CONTRACT        THE TRUST            THE TRUST      APPRECIATION
--------------------------------------------------------------------------------
3/1/99         7,250,000      Lehman High
                              Yield Index
                          1M Total Return    Floating 1M Libor         $138,248

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1998, the Fund owned the following restricted securities (constituting 1.7% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                          SHARE/PAR
DESCRIPTION                        DATE OF ACQUISITION        AMOUNT          COST         VALUE
------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.      9/21/89 - 9/25/95           100    $   --        $       94
Cargill, 2002                                  8/29/97     2,500,000     2,701,993     2,492,858
CSFB Gazprom Note, 13.5s, 2000                 3/10/98     3,400,000     3,400,000       579,020
George Town Real Estate Ltd.,
  5.9s, 2007                                  12/20/96       500,000       500,000       515,000
Mosaic Ltd., 7.915s, 1999                      7/15/98       800,000       800,000       792,000
Russia Principal Loans, 3.313s, 2020           5/29/98     1,750,000     1,003,978       133,525
                                                                                      ----------
                                                                                      $4,512,497
                                                                                      ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund, including the schedule of portfolio investments as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Strategic Income Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
                                                     /s/ Ernst & Young LLP
Boston, Massachusetts
December 9, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $3,123,423 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED OCTOBER 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 2.14%.

MFS(R) STRATEGIC INCOME FUND

TRUSTEES                                                SECRETARY
Richard B. Bailey* - Private Investor; Former           Stephen E. Cavan*
Chairman and Director (until 1991), MFS Investment
Management                                              ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                        CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,      State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of
Surgery, Harvard Medical School                         AUDITORS
                                                        Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,       INVESTOR INFORMATION
Colonial Insurance Company, Ltd.                        For MFS stock and bond market outlooks, call toll
                                                        free: 1-800-637-4458 anytime from a touch-tone
Abby M. O'Neill - Private Investor                      telephone.

Walter E. Robb, III - President and Treasurer,          For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial           financial adviser or, for an information kit, call
consultants); President, Benchmark Consulting           toll free: 1-800-637-2929 any business day from 9
Group, Inc. (office services)                           a.m. to 5 p.m. Eastern time (or leave a message
                                                        anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,                INVESTOR SERVICE
MFS Investment Management                               MFS Service Center, Inc.
                                                        P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief                    Boston, MA 02107-9906
Executive Officer, and Director,
MFS Investment Management                               For general information, call toll free:
                                                        1-800-225-2606 any business day from
J. Dale Sherratt - President, Insight Resources,        8 a.m. to 8 p.m. Eastern time.
Inc. (acquisition planning specialists)
                                                        For service to speech- or hearing-impaired, call
Ward Smith - Former Chairman (until 1994), NACCO        toll free: 1-800-637-6576 any business day from 9
Industries (holding company)                            a.m. to 5 p.m. Eastern time. (To use this service,
                                                        your phone must be equipped with a
INVESTMENT ADVISER                                      Telecommunications Device for the Deaf.) For share
Massachusetts Financial Services Company                prices, account balances, and exchanges, call toll
500 Boylston Street                                     free: 1-800-MFS-TALK (1-800-637-8255) anytime from
Boston, MA 02116-3741                                   a touch-tone telephone.

DISTRIBUTOR                                             WORLD WIDE WEB
MFS Fund Distributors, Inc.                             www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
James T. Swanson*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) STRATEGIC INCOME FUND                                        Bulk Rate
                                                                  U.S. Postage
[Logo] M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                  MFS
  We invented the mutual fund(R)                                ----------------


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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                             MSI-2  12/98  24M  34/234/334/834